SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                             ----------------

                                 FORM 8-K

                               CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)    November 25, 1997
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                             Telegroup, Inc.
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             (Exact name of registrant as specified in its charter)



          Iowa                    000-29284                      42-1344121
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(State or other jurisdiction   (Commission                (I.R.S Employer
   of incorporation)            File Number)              Identification No.)



2098 Nutmeg Avenue, Fairfield, Iowa                            52556
-
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(Address of principal executive office)                     (Zip code)


Registrant's telephone number including area code (515) 472-5000
                                                  --------------

         (Former name or former address, if changed since last report)

                    Exhibit Index appears on Page 4

Item 2. Acquisition or Disposition of Assets
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     On November 25, 1997, the Company acquired certain property and equipment
from Fastnet UK Limited ("Fastnet") for $239,920.85.   Fastnet had an agency
agreement with the Company in which it coordinated retail sales and provided customer service and other services to the Company's customers in the United Kingdom. The Company intends to utilize the assets acquired to enhance the operations of Telegroup UK Limited, a wholly-owned subsidiary of the Company. In accordance with Item 7(a)(4) of Form 8-K, the Company expects to file the financial information required by Rule 3-05(b) of Regulation S-X within 60 days of the date of this initial report on Form 8-K.

     The agreement entered into by the Company with respect to the Fastnet transaction, annexed hereto as Exhibit 10, is incorporated in its entirety by reference in response to this Item 2.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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c)  Exhibits
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      10       -   Agreement Between Fastnet UK Limited, Telegroup UK Limited,
                   Giles Redpath and Telegroup, Inc.

                                SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         Telegroup, Inc.



Date: December 9, 1997                  By:   /s/Douglas Neish
                                         -----------------------
                                              Douglas Neish
                                              Chief Financial Officer

                              INDEX TO EXHIBITS

                                  FORM 8-K

Exhibit                                                                Page
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  10           Agreement Between Fastnet UK Limited,
               Telegroup UK Limited,
               Giles Redpath and Telegroup, Inc.